UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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State Auto Financial Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

(614) 464-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.

Supplement to Definitive Proxy Statement

This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by State Auto Financial Corporation, an Ohio corporation (“STFC” or the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 27, 2021 (the “Definitive Proxy Statement”) that was first mailed to STFC shareholders in connection with the solicitation of proxies for use at a special meeting of shareholders of STFC (the “Special Meeting”) to be virtually held on September 29, 2021, at 11:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/STFC2021SM.

The purpose of the Special Meeting is to consider and vote on a proposal to adopt the Agreement and Plan of Merger and Combination, dated as of July 12, 2021 (the “Merger Agreement”), by and among STFC, State Automobile Mutual Insurance Company, an Ohio mutual insurance company (“SAM”), Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company (“LMHC”), Pymatuning, Inc., an Ohio corporation and wholly-owned indirect subsidiary of LMHC (“Merger Sub I”), and Andover, Inc., an Ohio corporation and wholly-owned direct subsidiary of LMHC (the “Merger Proposal”).  Pursuant to the terms of the Merger Agreement, among other things, Merger Sub I will be merged with and into STFC (the “Merger”), the separate corporate existence of Merger Sub I will cease and STFC will continue as the surviving entity. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. To the extent that information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

If any shareholders have not already submitted a proxy for use at the Special Meeting, they are urged to do so promptly.  No action in connection with the information set forth in this Current Report on Form 8-K is required by any shareholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or the Definitive Proxy Statement, would like additional copies of the Definitive Proxy Statement, or need help submitting a proxy to have your shares voted, please contact STFC Investor Relations at (800) 622-6757 (U.S., Canada, Puerto Rico) or (781) 575-4735 (outside the U.S.).

STFC believes that the Definitive Proxy Statement contains all material information required to be disclosed.  However, STFC wishes to voluntarily make supplemental disclosures related to the Merger, which are set forth below. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. STFC specifically denies that any further disclosure is required to supplement the disclosure set forth in the Definitive Proxy Statement under applicable law.

The information contained herein speaks only as of September 28, 2021, unless the information specifically indicates that another date applies.

Unaudited Financial Projections of the Company.

The following underlined language is added to the table on page 36 of the Definitive Proxy Statement.

(dollars in millions)	Calendar Year Ending December 31,
	2021	2022	2023	2024	2025
Total Written Premiums	$1,604	$1,774	$2,310	$2,664	$3,064
Total Earned Premiums	$1,510	$1,697	$2,158	$2,487	$2,864
Net Investment Income	$66	$68	$83	$95	$110
Total Net Investment Gain	$38	$0	$0	$0	$0
Other Income from Affiliates	$2	$2	$3	$3	$3
Total Revenues	$1,616	$1,767	$2,243	$2,585	$2,977
Losses and Loss Expenses	$(1,024)	$(1,043)	$(1,370)	$(1,591)	$(1,862)
Acquisition and Operating Expenses	$(484)	$(552)	$(676)	$(754)	$(830)
Interest Expense	$(5)	$(5)	$(5)	$(5)	$(5)
Other Expenses	$(10)	$(10)	$(8)	$(8)	$(8)
Pre-Tax Income	$94	$158	$184	$227	$271
Tax Benefit (Expense)	$(18)	$(31)	$(37)	$(45)	$(55)
Net Income (Loss)(1)	$76	$127	$148	$181	$216
Net Investment Loss	$(30)	$0	$0	$0	$0
GAAP Loss Ratio	67.8%	61.4%	63.5%	64.0%	65.0%
GAAP Expense Ratio	32.1%	32.5%	31.3%	30.3%	29.0%
GAAP Combined Ratio	99.9%	94.0%	94.8%	94.3%	94.0%
Book Value (Excl. AOCI)	$1,031	$1,147	$1,277	$1,441	$1,640

(1)
For the calendar year ending December 31, 2021, Net Income (Loss) includes the impact of net realized and unrealized gains on investments of $38 million. Net income from operations adjusting for the impact of net realized and unrealized gains on investment for the calendar year ending December 31, 2021 is $46 million.

Opinion of Houlihan Lokey Capital, Inc. – Financial Analyses.

The following underlined language is added to the tables on page 42 of the Definitive Proxy Statement.

(dollars in millions) Date Announced	Date Effected	Target	Acquirer	Transaction Value / MRQ Book Value (excluding AOCI)		Transaction Value
2/16/2021	6/1/2021	Protective Insurance Corporation	The Progressive Corporation	0.99	x	$338
1/15/2021	Pending	ProSight Global, Inc.	TowerBrook Capital Partners L.P.; Further Global Capital Management, L.P.	1.10	x	$586
11/23/2020	4/1/2021	American Access Casualty Company/Newins Insurance Agency Holdings, LLC	Kemper Corporation	2.33	x	$370
11/5/2020	6/1/2021	RSA Insurance Group plc (nka:RSA Insurance Group Limited)	Intact Financial Corporation; Tryg A/S	1.55	x	$9,761
10/9/2020	7/2/2021	Watford Holdings Ltd.	Arch Capital Group Ltd.	0.79	x	$619
9/17/2020	12/31/2020	GAINSCO, Inc.	State Farm Mutual Automobile Insurance Company	3.61	x	$400
8/6/2020	2/26/2021	Sirius International Insurance Group, Ltd.	Third Point Reinsurance Ltd.	0.45	x	$788
7/7/2020	1/4/2021	National General Holdings Corp.	The Allstate Corporation	1.31	x	$3,666
11/16/2018	9/19/2019	EMC Insurance Group Inc	Employers Mutual Casualty Company	1.33	x	$786
8/28/2018	2/15/2019	Aspen Insurance Holdings Limited	Apollo Global Management, LLC	0.88	x	$2,600
8/22/2018	5/23/2019	The Navigators Group, Inc	The Hartford Financial Services Group, Inc	1.64	x	$2,084
3/5/2018	9/12/2018	XL Group Ltd	AXA SA	1.68	x	$15,084
2/13/2018	7/2/2018	Infinity Property and Casualty Corporation	Kemper Corporation	1.89	x	$1,323
1/22/2018	7/18/2018	Validus Holdings, Ltd.	American International Group, Inc	1.39	x	$5,394
1/9/2018	11/9/2018	AmTrust Financial Services, Inc.	Stone Point Capital LLC ; Trident VII, L.P.	0.76	x	$2,905
8/8/2017	11/30/2017	NBIC Holdings, Inc.	Heritage Insurance Holdings, Inc.	2.34	x	$250
7/26/2017	11/17/2017	State National Companies, Inc.	Markel Corporation	2.90	x	$923
5/2/2017	9/28/2017	Intact Insurance Group USA Holdings Inc.	Intact Financial Corporation	1.65	x	$1,715
12/5/2016	5/1/2017	Ironshore Inc.	Liberty Mutual Group, Inc.	1.42	x	$2,935
3/7/2016	11/10/2016	National Interstate Corporation	Great American Insurance Company, Inc.	1.77	x	$639
7/1/2015	1/14/2016	The Chubb Corporation	ACE Limited	1.85	x	$28,198
6/10/2015	10/28/2015	HCC Insurance Holdings Inc.	Tokio Marine & Nichido Fire Insurance Co., Ltd.	1.99	x	$7,502
4/14/2015	3/18/2016	PartnerRe Ltd.	Exor S.p.A.	0.96	x	$6,792
4/1/2015	6/1/2015	AmCo Holding Company	RDX Holding Company, LLC	1.04	x	$216
12/17/2014	5/1/2015	Catlin Group Ltd.	XL Group plc	0.70	x	$3,907
9/29/2011	5/1/2012	Harleysville Group Inc.	Nationwide Mutual Insurance Company	2.60	x	$1,771
11/5/2007	4/15/2008	Alfa Corporation	Alfa Mutual Insurance Company; Alfa Mutual Fire Insurance Company	2.15	x	$1,859

(dollars in millions)	Transaction Value / MRQ Book Value (excluding AOCI)		Transaction Value
Low	0.45	x	$216
High	3.61	x	$28,198
Median	1.55	x	$1,771
Mean	1.60	x	$3,834

Opinion of Houlihan Lokey Capital, Inc. – Other Matters.

The following underlined language is added to the second to last paragraph on page 43 of the Definitive Proxy Statement.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, SAM, LMHC, other participants in the Transactions or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, SAM, LMHC, other participants in the Transactions or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation. Based on a review of its internal information management systems, Houlihan Lokey did not identify any engagements by the Company, SAM or LMHC for which Houlihan Lokey received fees for providing investment banking or financial advisory services during the two years immediately prior to the date of its opinion.

Cautionary Notice Regarding Forward-Looking Statements
Except for historical information, all other information in this communication consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements STFC may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. For example, (1) conditions to the closing of the transactions may not be satisfied; (2) regulatory approvals required for the transactions may not be obtained, or required regulatory approvals may delay the transactions or result in the imposition of conditions that could have a material adverse effect on LMHC, SAM or STFC or cause the parties to abandon the transactions; (3) uncertainty as to the timing of completion of the transactions; (4) the business of LMHC, SAM or STFC may suffer as a result of uncertainty surrounding the transactions; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (6) risks related to disruption of management’s attention from the ongoing business operations of LMHC, SAM or STFC due to the transactions; (7) the effect of the announcement of the transactions on the relationships of LMHC, SAM or STFC with its clients, operating results and business generally; (8) the outcome of any legal proceedings to the extent initiated against LMHC, SAM or STFC following the announcement of the proposed transaction; and (9) LMHC, SAM or STFC may be adversely affected by other economic, business, and/or competitive factors as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in STFC’s most recent Annual Report on Form 10-K, STFC’s most recent Quarterly Report on Form 10-Q, the Definitive Proxy Statement and other documents of STFC on file with the SEC.  STFC undertakes no obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed transaction, STFC has filed with the SEC the Definitive Proxy Statement and may file or furnish other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that STFC may file with the SEC. The Definitive Proxy Statement was filed with the SEC and was first mailed to shareholders of STFC on August 27, 2021.  INVESTORS IN AND SECURITY HOLDERS OF STFC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH OR FURNISHED TO OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents filed with or furnished to the SEC by STFC (when available) through the web site maintained by the SEC at www.sec.gov or by contacting STFC’s investor relations department.

Participants in the Solicitation
STFC and its directors and executive officers and SAM may be deemed to be participants in the solicitation of proxies from STFC’s shareholders in connection with the proposed transaction.  Information regarding STFC’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STFC’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Definitive Proxy Statement. To the extent holdings of STFC securities by directors or executive officers of STFC have changed since the amounts contained in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph filed with or furnished to the SEC because they will contain important information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

September 28, 2021	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel